                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert E. Belts and John F. Farmer, and each of them, his attorney to do any and all acts which said attorney may deem necessary or advisable to enable Detroit Diesel Corporation (the "Company") to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing under the Act of the Company's annual report for the year ended December 31, 1999, including, but not limited to, the power and authority to sign in the name and on the behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, an annual report on Form 10-K and any and all amendments thereto, for filing with the Securities and Exchange Commission under the Act, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned hereby executes this power of attorney as of the date set forth below.



Dated:    January 22, 2000                             /s/ Eckhard Cordes
                                                       -----------------------
                                                       Eckhard Cordes

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert E. Belts and John F. Farmer, and each of them, his attorney to do any and all acts which said attorney may deem necessary or advisable to enable Detroit Diesel Corporation (the "Company") to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing under the Act of the Company's annual report for the year ended December 31, 1999, including, but not limited to, the power and authority to sign in the name and on the behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, an annual report on Form 10-K and any and all amendments thereto, for filing with the Securities and Exchange Commission under the Act, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned hereby executes this power of attorney as of the date set forth below.



Dated:    January 22, 2000                             /s/ John E. Doddridge
                                                       -----------------------
                                                       John E. Doddridge

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert E. Belts and John F. Farmer, and each of them, his attorney to do any and all acts which said attorney may deem necessary or advisable to enable Detroit Diesel Corporation (the "Company") to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing under the Act of the Company's annual report for the year ended December 31, 1999, including, but not limited to, the power and authority to sign in the name and on the behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, an annual report on Form 10-K and any and all amendments thereto, for filing with the Securities and Exchange Commission under the Act, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned hereby executes this power of attorney as of the date set forth below.



Dated:    January 22, 2000                             /s/ Richard M. Donnelly
                                                       -----------------------
                                                       Richard M. Donnelly

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert E. Belts and John F. Farmer, and each of them, his attorney to do any and all acts which said attorney may deem necessary or advisable to enable Detroit Diesel Corporation (the "Company") to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing under the Act of the Company's annual report for the year ended December 31, 1999, including, but not limited to, the power and authority to sign in the name and on the behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, an annual report on Form 10-K and any and all amendments thereto, for filing with the Securities and Exchange Commission under the Act, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned hereby executes this power of attorney as of the date set forth below.



Dated:    January 22, 2000                             /s/ William E. Hoglund
                                                       -----------------------
                                                       William E. Hoglund

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert E. Belts and John F. Farmer, and each of them, his attorney to do any and all acts which said attorney may deem necessary or advisable to enable Detroit Diesel Corporation (the "Company") to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing under the Act of the Company's annual report for the year ended December 31, 1999, including, but not limited to, the power and authority to sign in the name and on the behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, an annual report on Form 10-K and any and all amendments thereto, for filing with the Securities and Exchange Commission under the Act, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned hereby executes this power of attorney as of the date set forth below.



Dated:    January 22, 2000                             /s/ Gary G. Jacobs
                                                       ----------------------
                                                       Gary G. Jacobs

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert E. Belts and John F. Farmer, and each of them, his attorney to do any and all acts which said attorney may deem necessary or advisable to enable Detroit Diesel Corporation (the "Company") to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing under the Act of the Company's annual report for the year ended December 31, 1999, including, but not limited to, the power and authority to sign in the name and on the behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, an annual report on Form 10-K and any and all amendments thereto, for filing with the Securities and Exchange Commission under the Act, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned hereby executes this power of attorney as of the date set forth below.



Dated:    January 22, 2000                             /s/ Joseph F. Welch
                                                       -----------------------
                                                       Joseph F. Welch

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert E. Belts and John F. Farmer, and each of them, his attorney to do any and all acts which said attorney may deem necessary or advisable to enable Detroit Diesel Corporation (the "Company") to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing under the Act of the Company's annual report for the year ended December 31, 1999, including, but not limited to, the power and authority to sign in the name and on the behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, an annual report on Form 10-K and any and all amendments thereto, for filing with the Securities and Exchange Commission under the Act, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned hereby executes this power of attorney as of the date set forth below.



Dated:    January 22, 2000                       /s/ R. Jamison Williams, Jr.
                                                 -----------------------------
                                                 R. Jamison Williams, Jr.

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert E. Belts and John F. Farmer, and each of them, his attorney to do any and all acts which said attorney may deem necessary or advisable to enable Detroit Diesel Corporation (the "Company") to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing under the Act of the Company's annual report for the year ended December 31, 1999, including, but not limited to, the power and authority to sign in the name and on the behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, an annual report on Form 10-K and any and all amendments thereto, for filing with the Securities and Exchange Commission under the Act, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned hereby executes this power of attorney as of the date set forth below.



Dated:    January 22, 2000                           /s/ Dieter E. Zetsche
                                                     ------------------------
                                                     Dieter E. Zetsche